united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-10123

The North Country Funds

(Exact name of Registrant as specified in charter)

250 Glen Street, Glens Falls, NY 12801

(Address of principal executive offices) (Zip code)

Richard Malinowski

c/o Ultimus Fund Solutions, LLC., 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/21

Item 1. Reports to Stockholders.

The North Country Funds

Large Cap Equity Fund (formerly, the Equity Growth Fund) Intermediate Bond Fund

Annual Report November 30, 2021

Investment Adviser
North Country Investment Advisers, Inc.
250 Glen Street
Glens Falls, NY 12801

Administrator and Fund Accountant Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Investor Information: (888) 350-2990
This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

The North Country Funds

ANNUAL REPORT

November 30, 2021

ECONOMIC SUMMARY

As we entered 2021, there was a fairly positive consensus view on the economy and potential returns in equity markets, while fixed income returns were predicted to be muted. The initiation of COVID-19 vaccinations, global re-openings, unprecedented economic stimulus and strong consumer demand were the driving factors behind this view. Most of the first half of the year went according to plan. GDP growth averaged a strong annualized 6.5 percent during the first half of the year, and major equity indexes were up across the board.

During summer, the Delta variant, inflation, global supply chain issues and labor shortages led to slowing GDP growth and higher volatility in financial markets. With wide spread vaccines and last winter’s COVID-19 spike behind us, it was generally thought that the pandemic was mostly behind us. The emergence of the Delta variant overturned these thoughts. Supply chain issues and labor shortages neutralized strong consumer demand in many circumstances. Annualized GDP growth in the third quarter fell to a disappointing 2 percent.

As we ended November, economic growth appeared to be rebounding in the fourth quarter and the labor market continued to gain strength. However, inflation and the new Omicron variant again led to volatile markets. Inflation continued to swell throughout the year, hitting 40-year highs in November. Due to the strong labor market and inflation concerns, the Federal Reserve announced that they were beginning to taper their asset purchase program. The Omicron variant further extends the pandemic as we head into the third calendar year of the crisis.

The Large Cap Equity Fund

While the economic recovery was under way throughout 2021, we remained balanced with a tilt toward growth and continued to monitor incremental risks that represented headwinds for U.S. stocks, including elevated inflation, microchip shortages, surging imports and clogged U.S. distribution channels. Yet while risks remained, as they always do, the market prospects appeared encouraging: consumer balance sheets were in good shape, housing starts were only at average levels with lots of demand in the pipeline, the banking system was sound, and there was demand for hiring and business investment. Through the year’s volatility, we maintained exposure to quality, focused on high-conviction stocks, and continued to take advantage of market dislocations for compelling stock-selection opportunities.

For the one-year period ending November 30, 2021, the North Country Large Cap Equity Fund returned 22.73% while the S&P 500 returned 27.92%. On an annualized basis, the three, five and 10-year total returns for the North Country Large Cap Equity Fund were 20.57%, 18.49%, and 15.46% versus the S&P 500 at 20.38%, 17.90% and 16.16%, respectively.

The Equity Fund’s underperformance over the one-year time period can be attributed to stock selection – outsized positions in companies primarily in the Communications Services and Information Technology sectors. Other select names across the portfolio still generated strong returns this year, as these companies with unique products and services have been widely viewed as beneficiaries of this new global economic environment. The greater focus on quality factors throughout the year has benefited the relative performance of the portfolio in times of stress, and we will continue to implement an investment process that focuses on sustainable free cash flow from operations, profit margins, capital discipline and strong balance sheets.

The Intermediate Bond Fund

It was a volatile year for interest rates in 2021. Intermediate and long-term rates rose as the economy improved and the year ended with a much steeper yield curve.

The emergency policies that have been in place for the past 20 months are in the early stages of being slowly removed. The pace of the Fed’s bond tapering effort is expected to be faster than initially announced and one or more rate hikes is potentially expected in the second half of 2022.

The North Country Intermediate Bond Fund returned -1.89% for the 12-month period ending November 30, 2021 while the ICE Bank of America Merrill Lynch Corporate/Government “A” rated or better 1-10 year index1 returned -0.96% and the Bloomberg Barclays U.S. Aggregate Bond Index2 returned -1.15%.

The North Country Intermediate Bond Fund had annualized total returns for the three-year, five-year and 10-year periods ending November 30, 2021 of 4.64%, 2.73% and 2.23% while the ICE Bank of America Merrill Lynch Corporate/Government “A” rated or better 1-10 year index returned 4.40%, 2.99% and 2.54% for the respective time periods.

The North Country Intermediate Bond Fund underperformed its benchmark for the one-year, five-year and 10-year periods and outperformed its benchmark for the three-year period, ending November 30, 2021. This was due to an average maturity and duration longer than the benchmark in a time when intermediate term interest rates increased, in general, and as credit spreads widened, both contributing to underperformance of longer duration and longer maturity fixed income investments.

In 2022, the Fed is expected to be faced with keeping the economic recovery going, tackling any uncertainties new coronavirus variants could pose to the labor market, and dealing with an economy that has been running hot with inflation for several months. The Fed’s proactive stance while the economy slows may put some additional upward pressure on short-, intermediate-, and long-term U.S. interest rates.

[1]	The ICE Bank of America Merrill Lynch Corporate/Government “A” rated or better 1-10 year index is based upon publicly issued intermediate corporate and government debt securities with maturities ranging between 1 and 10 years.

[2]	The Barclays US Aggregate Bond Index measures a broad spectrum of U.S. investment grade taxable fixed income securities including treasury, agency, corporate, mortgage-backed, asset backed and international dollar denominated issues with maturities of 1 year or more.

Large Cap Equity Fund:

Annual Fund Operating Expenses:	(As a Percentage of Net Assets)
Total Annual Operating Expenses:	0.99%

Intermediate Bond Fund:

Annual Fund Operating Expenses:	(As a Percentage of Net Assets)
Total Annual Operating Expenses:	0.82%

Average Annual Total Returns as of September 30, 2021 (Latest Calendar Quarter)

	1 Year	5 Years	10 Years
North Country Large Cap Equity Fund	22.17%	17.49%	15.90%
North Country Intermediate Bond Fund	-0.70%	2.22%	2.31%

Average Annual Total Returns as of November 30, 2021 (Fiscal Year-End)

	1 Year	5 Years	10 Years
North Country Large Cap Equity Fund	22.73%	18.49%	15.46%
North Country Intermediate Bond Fund	-1.89%	2.73%	2.23%

Performance data quoted above is historical and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling 1-888-350-2990. Information provided is unaudited.

The views expressed are as November 30, 2021 and are those of the adviser, North Country Investment Advisers, Inc. The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or the North Country Funds.

Not FDIC insured. Not obligations of or guaranteed by the bank. May involve investment risks, including possible loss of the principal invested.

6002-NLD-01/03/2022

North Country Large Cap Equity Fund
Growth of $10,000 Investment (Unaudited)

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Large Cap Equity Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2021

	1 Year	5 Years	10 Years
North Country Large Cap Equity Fund	22.73%	18.49%	15.46%
S&P 500	27.92%	17.90%	16.16%

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Indexes and benchmarks are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index or benchmark, although they can invest in its underlying securities or funds.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect a reduction for taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Intermediate Bond Fund
Growth of $10,000 Investment (Unaudited)

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Intermediate Bond Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark indexes.

Average Annual Total Returns as of November 30, 2021

	1 Year	5 Years	10 Years
North Country Intermediate Bond Fund	-1.89%	2.73%	2.23%
ICE BofA U.S. Corporate & Government 1-10 Yrs Index	-0.96%	2.99%	2.54%
Bloomberg Aggregate Bond Index	-1.15%	3.65%	3.04%

The ICE BofA U.S. Corporate & Government 1-10 Yrs Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities with a remaining term to final maturity less than 10 years. The Bloomberg Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark. The indexes are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect a reduction for taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Large Cap Equity Fund
Portfolio Summary (Unaudited)
November 30, 2021

Industries	% of Net Assets	Industries	% of Net Assets
Common Stock	97.9%	Apparel & Textile Products	1.7%
Software	14.9%	Insurance	1.5%
Internet Media & Services	8.2%	Household Products	1.4%
Technology Hardware	7.6%	Beverages	1.3%
Medical Equipment & Devices	6.8%	Electric Utilities	1.3%
E-Commerce Discretionary	5.1%	Commercial Support Services	1.3%
Biotech & Pharma	4.8%	Diversified Industrials	1.2%
Technology Services	4.4%	Entertainment Content	1.1%
Banking	4.3%	Wholesale - Consumer Staples	0.7%
Retail - Discretionary	3.5%	Specialty Finance	0.6%
Institutional Financial Services	3.4%	Machinery	0.5%
Retail - Consumer Staples	3.4%	Telecommunications	0.4%
Chemicals	2.7%	Infrastructure REIT	0.4%
Healthcare Facilities & Services	2.6%	Construction Materials	0.3%
Transportation & Logistics	2.3%	Self-Storage REIT	0.3%
Leisure Facilities & Services	2.1%	Office REIT	0.3%
Oil & Gas Producers	1.9%	Money Market Fund	2.1%
Home Construction	1.9%	Liabilities in excess of other assets	(0.0)%
Semiconductors	1.9%	Total Net Assets	100.0%
Asset Management	1.8%

Top Ten Holdings	% of Net Assets	Top Ten Holdings	% of Net Assets
Apple, Inc.	6.6%	Alphabet, Inc.	3.7%
Microsoft Corporation	6.6%	salesforce.com, Inc.	3.2%
Amazon.com, Inc.	5.1%	UnitedHealth Group, Inc.	2.6%
Adobe, Inc.	3.9%	Home Depot, Inc. (The)	2.6%
Visa, Inc.	3.8%	Intercontinental Exchange, Inc.	2.2%

North Country Intermediate Bond Fund
Portfolio Summary (Unaudited)
November 30, 2021

Industries	% of Net Assets	Industries	% of Net Assets
Corporate Bonds	72.2%	Aerospace & Defense	2.1%
Banking	15.0%	Software	1.8%
Institutional Financial Services	5.1%	Biotech & Pharma	1.5%
Technology Hardware	4.8%	Machinery	1.5%
Semiconductors	4.5%	Health Care Facilities & Services	1.3%
Oil & Gas Producers	4.2%	Apparel & Textile Products	1.3%
Retail - Discretionary	3.5%	Medical Equipment & Devices	1.2%
Transportation & Logistics	2.9%	Cable & Satellite	1.1%
Telecommunications	2.7%	Household Products	0.6%
Beverages	2.6%	Retail - Consumer Staples	0.3%
Insurance	2.5%	U.S. Government & Agencies	23.4%
Real Estate Investment Trusts	2.5%	Government Sponsored	20.7%
Electric Utilities	2.5%	Agency Fixed Rate	2.7%
Food	2.3%	Money Market Fund	3.9%
Entertainment Content	2.2%	Other assets less liabilities	0.5%
Chemicals	2.2%	Total Net Assets	100.0%

Top Ten Holdings	% of Net Assets
Federal Home Loan Banks 3.4%, Due 03/14/2029	3.5%
AT&T, Inc. 4.35%, Due 03/01/2029	2.6%
Anheuser-Busch InBev Worldwide, Inc. 4%, Due 04/13/2028	2.6%
Federal Farm Credit Banks Funding Corporation 3.15%, Due 04/03/2028	2.6%
Georgia Power Company 3.25%, Due 03/30/2027	2.5%
Federal Home Loan Banks 2.75%, Due 12/13/2024	2.5%
Federal Farm Credit Banks Funding Corporation 2.35%, Due 08/14/2024	2.4%
Wells Fargo & Company 3.45%, Due 02/13/2023	2.4%
Federal Farm Credit Banks Funding Corporation 3.27%, Due 03/22/2029	2.4%
Southwest Airlines Company 5.125%, Due 06/15/2027	2.3%

NORTH COUNTRY LARGE CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 97.9%
	APPAREL & TEXTILE PRODUCTS - 1.7%
12,000	NIKE, Inc., Class B	$2,030,880
12,500	VF Corporation	896,625
		2,927,505
	ASSET MANAGEMENT - 1.8%
3,350	BlackRock, Inc.	3,030,443

	BANKING - 4.3%
83,000	Bank of America Corporation	3,691,010
23,000	JPMorgan Chase & Company	3,653,090
		7,344,100
	BEVERAGES - 1.3%
14,200	PepsiCo, Inc.	2,268,876

	BIOTECH & PHARMA - 4.8%
11,900	Amgen, Inc.	2,366,672
18,500	Johnson & Johnson	2,884,705
54,500	Pfizer, Inc.	2,928,285
		8,179,662
	CHEMICALS - 2.7%
2,700	Air Products and Chemicals, Inc.	776,088
3,900	Ecolab, Inc.	863,733
8,500	LyondellBasell Industries N.V., Class A	740,605
6,300	Sherwin-Williams Company (The)	2,086,812
		4,467,238
	COMMERCIAL SUPPORT SERVICES - 1.3%
13,500	Waste Management, Inc.	2,169,045

	CONSTRUCTION MATERIALS - 0.3%
3,000	Vulcan Materials Company	574,920

	DIVERSIFIED INDUSTRIALS - 1.2%
10,000	Honeywell International, Inc.	2,022,400

The accompanying notes are an integral part of these financial statements

NORTH COUNTRY LARGE CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 97.9% (Continued)
	E-COMMERCE DISCRETIONARY - 5.1%
2,475	Amazon.com, Inc.(a)	$8,679,998

	ELECTRIC UTILITIES - 1.3%
8,000	Dominion Energy, Inc.	569,600
9,500	NextEra Energy, Inc.	824,410
13,750	Southern Company (The)	840,125
		2,234,135
	ENTERTAINMENT CONTENT - 1.1%
17,500	Activision Blizzard, Inc.	1,025,500
6,350	Walt Disney Company (The)(a)	920,115
		1,945,615
	HEALTH CARE FACILITIES & SERVICES - 2.6%
10,075	UnitedHealth Group, Inc.	4,475,517

	HOME CONSTRUCTION - 1.9%
50,000	Masco Corporation	3,295,000

	HOUSEHOLD PRODUCTS - 1.4%
16,500	Procter & Gamble Company (The)	2,385,570

	INFRASTRUCTURE REIT - 0.4%
2,350	American Tower Corporation	616,828

	INSTITUTIONAL FINANCIAL SERVICES - 3.4%
2,600	Goldman Sachs Group, Inc. (The)	990,574
29,150	Intercontinental Exchange, Inc.	3,810,488
11,300	Morgan Stanley	1,071,466
		5,872,528
	INSURANCE - 1.5%
9,550	Berkshire Hathaway, Inc., Class B(a)	2,642,390

	INTERNET MEDIA & SERVICES - 8.2%
2,200	Alphabet, Inc., Class A(a)	6,243,490
9,500	Meta Platforms, Inc.(a)	3,082,370

The accompanying notes are an integral part of these financial statements

NORTH COUNTRY LARGE CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 97.9% (Continued)
	INTERNET MEDIA & SERVICES - 8.2% (Continued)
5,700	Netflix, Inc.(a)	$3,658,830
20,000	Twitter, Inc.(a)	878,800
		13,863,490
	LEISURE FACILITIES & SERVICES - 2.1%
5,600	Domino’s Pizza, Inc.	2,935,184
2,600	McDonald’s Corporation	635,960
		3,571,144
	MACHINERY - 0.5%
4,000	Caterpillar, Inc.	773,400

	MEDICAL EQUIPMENT & DEVICES - 6.8%
20,000	Abbott Laboratories	2,515,400
5,000	Danaher Corporation	1,608,200
19,000	Medtronic PLC	2,027,300
9,000	Stryker Corporation	2,129,670
5,245	Thermo Fisher Scientific, Inc.	3,319,193
		11,599,763
	OFFICE REIT - 0.3%
2,500	Alexandria Real Estate Equities, Inc.	500,175

	OIL & GAS PRODUCERS - 1.9%
10,200	Chevron Corporation	1,151,274
18,100	Exxon Mobil Corporation	1,083,104
40,000	Williams Companies, Inc. (The)	1,071,600
		3,305,978
	RETAIL - CONSUMER STAPLES - 3.4%
5,075	Costco Wholesale Corporation	2,737,354
6,100	Dollar Tree, Inc.(a)	816,363
15,500	Walmart, Inc.	2,179,765
		5,733,482
	RETAIL - DISCRETIONARY - 3.5%
10,900	Home Depot, Inc. (The)	4,366,649
23,050	TJX Companies, Inc. (The)	1,599,670
		5,966,319

The accompanying notes are an integral part of these financial statements

NORTH COUNTRY LARGE CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 97.9% (Continued)
	SELF-STORAGE REIT - 0.3%
1,750	Public Storage	$572,915

	SEMICONDUCTORS - 1.9%
24,100	Intel Corporation	1,185,720
11,250	QUALCOMM, Inc.	2,031,300
		3,217,020
	SOFTWARE - 14.9%
10,000	Adobe, Inc.(a)	6,698,500
34,200	Microsoft Corporation	11,306,177
19,000	Oracle Corporation	1,724,060
19,400	salesforce.com, Inc.(a)	5,528,224
		25,256,961
	SPECIALTY FINANCE - 0.6%
6,800	Capital One Financial Corporation	955,604

	TECHNOLOGY HARDWARE - 7.6%
68,500	Apple, Inc.	11,323,050
30,750	Cisco Systems, Inc.	1,686,330
		13,009,380
	TECHNOLOGY SERVICES - 4.4%
6,000	PayPal Holdings, Inc.(a)	1,109,340
33,125	Visa, Inc., Class A	6,418,631
		7,527,971
	TELECOMMUNICATIONS - 0.4%
15,000	Verizon Communications, Inc.	754,050

	TRANSPORTATION & LOGISTICS - 2.3%
5,700	FedEx Corporation	1,313,109
4,500	Union Pacific Corporation	1,060,380
9,000	United Parcel Service, Inc., Class B	1,785,330
		4,158,819
	WHOLESALE - CONSUMER STAPLES - 0.7%
17,500	Sysco Corporation	1,225,700

The accompanying notes are an integral part of these financial statements

NORTH COUNTRY LARGE CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Shares		Fair Value
	TOTAL COMMON STOCKS (Cost $57,686,698)	$167,123,941

	SHORT-TERM INVESTMENTS — 2.1%
	MONEY MARKET FUNDS - 2.1%
3,565,852	BlackRock Liquidity Funds Treasury Trust Fund, Institutional Class, 0.02% (Cost $3,565,852)(b)	3,565,852

	TOTAL INVESTMENTS - 100.0% (Cost $61,252,550)	$170,689,793
	LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%	(64,184)
	NET ASSETS - 100.0%	$170,625,609

N.V. - Naamioze Vennootschap

PLC - Public Limited Company

REIT - Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of November 30, 2021.

The accompanying notes are an integral part of these financial statements

NORTH COUNTRY INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
November 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 72.2%
	AEROSPACE & DEFENSE — 2.1%
250,000	Boeing Company (The)		2.2500	06/15/26	$251,002
1,000,000	Boeing Company (The)		3.2500	03/01/28	1,036,223
500,000	General Dynamics Corporation		2.2500	11/15/22	506,503
					1,793,728
	APPAREL & TEXTILE PRODUCTS — 1.3%
1,000,000	Ralph Lauren Corporation		3.7500	09/15/25	1,083,117

	BANKING — 15.0%
500,000	Bank of America Corporation		4.1830	11/25/27	547,562
1,250,000	Bank of America Corporation(a)	USD LIBOR 3M + 1.190%	2.8840	10/22/30	1,296,655
500,000	Citigroup, Inc.		4.4500	09/29/27	556,611
1,000,000	JPMorgan Chase & Company		3.8750	09/10/24	1,069,088
1,000,000	JPMorgan Chase & Company		3.1250	01/23/25	1,052,070
500,000	JPMorgan Chase & Company		3.3000	04/01/26	533,707
1,500,000	Mitsubishi UFJ Financial Group, Inc.		3.1950	07/18/29	1,594,575
500,000	PNC Financial Services Group, Inc. (The)		3.4500	04/23/29	546,268
1,500,000	Sumitomo Mitsui Financial Group, Inc.		2.1300	07/08/30	1,475,705
500,000	US Bancorp		3.6000	09/11/24	534,749
500,000	US Bancorp Series MTN		3.1000	04/27/26	531,377
2,000,000	Wells Fargo & Company		3.4500	02/13/23	2,063,402
1,000,000	Wells Fargo & Company		3.0000	02/19/25	1,044,185
					12,845,954
	BEVERAGES — 2.6%
2,000,000	Anheuser-Busch InBev Worldwide, Inc.		4.0000	04/13/28	2,240,880

	BIOTECH & PHARMA — 1.5%
1,000,000	Merck & Company, Inc.		2.8000	05/18/23	1,032,685
250,000	Pfizer, Inc.		2.7500	06/03/26	265,538
					1,298,223
	CABLE & SATELLITE — 1.1%
750,000	TCI Communications, Inc.		7.8750	02/15/26	944,800

	CHEMICALS — 2.2%
500,000	Air Products and Chemicals, Inc.		2.7500	02/03/23	513,067

The accompanying notes are an integral part of these financial statements

NORTH COUNTRY INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 72.2% (Continued)
	CHEMICALS — 2.2% (Continued)
1,250,000	DuPont de Nemours, Inc.		4.2050	11/15/23	$1,322,988
					1,836,055
	ELECTRIC UTILITIES — 2.5%
2,000,000	Georgia Power Company		3.2500	03/30/27	2,121,065

	ENTERTAINMENT CONTENT — 2.2%
300,000	TWDC Enterprises 18 Corporation		3.1500	09/17/25	318,937
1,500,000	Walt Disney Company (The)		2.6500	01/13/31	1,558,754
					1,877,691
	FOOD — 2.3%
1,000,000	Hershey Company (The)		1.7000	06/01/30	989,064
1,000,000	Hormel Foods Corporation		1.8000	06/11/30	981,726
					1,970,790
	HEALTH CARE FACILITIES & SERVICES — 1.3%
1,000,000	CVS Health Corporation		4.3000	03/25/28	1,127,104

	HOUSEHOLD PRODUCTS — 0.6%
500,000	Kimberly-Clark Corporation		2.4000	03/01/22	502,535

	INSTITUTIONAL FINANCIAL SERVICES — 5.1%
1,000,000	Bank of New York Mellon Corporation (The)		3.2500	05/16/27	1,080,219
500,000	Goldman Sachs Group, Inc. (The)		3.6250	01/22/23	516,602
500,000	Goldman Sachs Group, Inc. (The)		3.8500	01/26/27	537,196
1,000,000	Morgan Stanley		3.6250	01/20/27	1,083,719
1,000,000	Morgan Stanley		3.9500	04/23/27	1,094,470
					4,312,206
	INSURANCE — 2.5%
1,000,000	American International Group, Inc.		3.9000	04/01/26	1,091,385
550,000	Berkshire Hathaway Finance Corporation		1.8500	03/12/30	547,240
500,000	MetLife, Inc.		3.0000	03/01/25	529,543
					2,168,168
	MACHINERY — 1.5%
1,000,000	Deere & Company		5.3750	10/16/29	1,251,162

The accompanying notes are an integral part of these financial statements

NORTH COUNTRY INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 72.2% (Continued)
	MEDICAL EQUIPMENT & DEVICES — 1.2%
1,000,000	Stryker Corporation		1.9500	06/15/30	$984,060

	OIL & GAS PRODUCERS — 4.2%
1,000,000	BP Capital Markets PLC		2.7500	05/10/23	1,026,445
1,000,000	BP Capital Markets PLC		3.5350	11/04/24	1,064,086
500,000	BP Capital Markets PLC		3.0170	01/16/27	522,879
1,000,000	Occidental Petroleum Corporation		3.4000	04/15/26	992,500
					3,605,910
	REAL ESTATE INVESTMENT TRUSTS — 2.5%
1,000,000	Simon Property Group, L.P.		3.5000	09/01/25	1,071,161
1,000,000	Simon Property Group, L.P.		3.3750	06/15/27	1,078,464
					2,149,625
	RETAIL - CONSUMER STAPLES — 0.3%
250,000	Target Corporation		2.5000	04/15/26	262,456

	RETAIL - DISCRETIONARY — 3.5%
750,000	Home Depot, Inc. (The)		2.9500	06/15/29	802,633
1,000,000	Lowe’s Companies, Inc.		3.1000	05/03/27	1,066,607
1,000,000	TJX Companies, Inc. (The)		3.8750	04/15/30	1,129,942
					2,999,182
	SEMICONDUCTORS — 4.5%
500,000	Intel Corporation		2.4500	11/15/29	514,704
1,000,000	Intel Corporation		3.9000	03/25/30	1,136,031
1,250,000	NVIDIA Corporation		2.8500	04/01/30	1,329,718
800,000	Texas Instruments, Inc.		2.2500	09/04/29	828,297
					3,808,750
	SOFTWARE — 1.8%
500,000	Oracle Corporation		3.4000	07/08/24	526,482
500,000	Oracle Corporation		2.9500	04/01/30	516,773
500,000	Oracle Corporation		3.2500	05/15/30	528,307
					1,571,562
	TECHNOLOGY HARDWARE — 4.8%
1,000,000	Apple, Inc.		2.9000	09/12/27	1,064,151
500,000	Apple, Inc.		1.4000	08/05/28	488,769

The accompanying notes are an integral part of these financial statements

NORTH COUNTRY INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 72.2% (Continued)
	TECHNOLOGY HARDWARE — 4.8% (Continued)
1,500,000	Apple, Inc.		1.6500	05/11/30	$1,461,311
1,000,000	Cisco Systems, Inc.		3.5000	06/15/25	1,081,366
					4,095,597
	TELECOMMUNICATIONS — 2.7%
2,000,000	AT&T, Inc.		4.3500	03/01/29	2,255,630

	TRANSPORTATION & LOGISTICS — 2.9%
1,750,000	Southwest Airlines Company		5.1250	06/15/27	1,996,433
500,000	Union Pacific Corporation		2.7500	04/15/23	511,719
					2,508,152
	TOTAL CORPORATE BONDS (Cost $60,425,175)				61,614,402

	U.S. GOVERNMENT & AGENCIES — 23.4%
	AGENCY FIXED RATE — 2.7%
687,274	Fannie Mae Pool MA3735		3.0000	08/01/29	720,730
509,617	Fannie Mae Pool MA3862		3.0000	12/01/29	535,056
1,004,180	Fannie Mae Pool MA3929		3.0000	02/01/30	1,055,111
					2,310,897
	GOVERNMENT SPONSORED — 20.7%
2,000,000	Federal Farm Credit Banks Funding Corporation		2.3500	08/14/24	2,085,275
500,000	Federal Farm Credit Banks Funding Corporation		3.1000	12/06/24	533,011
750,000	Federal Farm Credit Banks Funding Corporation		2.6200	11/17/25	793,281
1,000,000	Federal Farm Credit Banks Funding Corporation		2.8750	01/18/28	1,086,535
2,000,000	Federal Farm Credit Banks Funding Corporation		3.1500	04/03/28	2,211,447
2,000,000	Federal Farm Credit Banks Funding Corporation		3.2700	03/22/29	2,019,586
2,000,000	Federal Home Loan Banks		2.7500	12/13/24	2,113,772
1,000,000	Federal Home Loan Banks		2.6250	09/12/25	1,057,443
1,000,000	Federal Home Loan Banks		2.6000	12/04/25	1,060,322
500,000	Federal Home Loan Banks		2.7000	12/29/25	532,554
1,000,000	Federal Home Loan Banks		3.2500	09/08/28	1,117,759
3,000,000	Federal Home Loan Banks		3.4000	03/14/29	3,023,512
					17,634,497

The accompanying notes are an integral part of these financial statements

NORTH COUNTRY INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

		Fair Value

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $19,021,899)	$19,945,394

Shares
	SHORT-TERM INVESTMENTS — 3.9%
	MONEY MARKET FUNDS - 3.9%
3,288,033	BlackRock Liquidity Funds Treasury Trust Fund, Institutional Class, 0.02% (Cost $3,288,033)(b)	3,288,033

	TOTAL INVESTMENTS - 99.5% (Cost $82,735,107)	$84,847,829
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.5%	464,952
	NET ASSETS - 100.0%	$85,312,781

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

(a)	Variable rate security; the rate shown represents the rate on November 30, 2021.

(b)	Rate disclosed is the seven day effective yield as of November 30, 2021.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2021

	Large Cap	Intermediate
	Equity Fund	Bond Fund
ASSETS:
Investments in securities, at fair value (Cost $61,252,550 and $82,735,107 respectively)	$170,689,793	$84,847,829
Dividends and interest receivable	188,912	590,017
Receivable for fund shares sold	10,328	386
Prepaid expenses and other assets	6,429	6,349
Total Assets	170,895,462	85,444,581

LIABILITIES:
Accrued advisory fees	107,808	31,605
Payable for fund shares redeemed	74,682	27,765
Accrued administrative fees	28,710	19,351
Accrued audit fees	17,773	17,774
Accrued legal fees	15,877	16,245
Payable to related parties	18,007	12,158
Accrued expenses and other liabilities	6,996	6,902
Total Liabilities	269,853	131,800
Net Assets	$170,625,609	$85,312,781

NET ASSETS CONSIST OF:
Paid in capital	$47,486,384	$83,032,024
Accumulated earnings	123,139,225	2,280,757
Net Assets	$170,625,609	$85,312,781

Shares outstanding (unlimited number of shares authorized; no par value)	6,596,891	8,059,454

Net asset value, offering and redemption price per share($170,625,609/6,596,891 and $85,312,781/8,059,454, respectively)	$25.86	$10.59

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2021

	Large Cap	Intermediate
	Equity Fund	Bond Fund
INVESTMENT INCOME:
Dividends	$2,143,259	$—
Interest	336	2,096,027
Total investment income	2,143,595	2,096,027

EXPENSES:
Investment advisory fees	1,230,738	444,290
Administration and fund accounting fees	213,475	157,414
Legal fees	40,001	40,001
Transfer agency fees	35,905	31,305
Trustees’ fees	27,798	16,701
Audit fees	17,801	17,802
Printing expense	13,507	7,007
Chief Compliance Officer fees	14,001	8,001
Registration and filing fees	13,501	14,501
Custody fees	12,409	8,904
Insurance expense	6,801	4,100
Miscellaneous expenses	3,896	3,696
Total expenses	1,629,833	753,722

Less: Advisory fee waiver	—	(29,377)
Net expenses	1,629,833	724,345

Net investment income	513,762	1,371,682

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain from investment transactions	13,246,537	135,416
Net change in unrealized appreciation/(depreciation) of investments	19,569,412	(3,234,237)
Net realized and unrealized gain /(loss) on investments	32,815,949	(3,098,821)

Net increase/(decrease) in net assets resulting from operations	$33,329,711	$(1,727,139)

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

LARGE CAP EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	November 30, 2021	November 30, 2020
FROM OPERATIONS:
Net investment income	$513,762	$556,375
Net realized gain from investment transactions	13,246,537	15,038,533
Net change in unrealized appreciation	19,569,412	14,539,350
Net increase in net assets resulting from operations	33,329,711	30,134,258

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(15,652,516)	(9,144,023)

CAPITAL SHARE TRANSACTIONS (Note 4)	1,605,134	(6,012,715)

Net increase in net assets	19,282,329	14,977,520

NET ASSETS:
Beginning of year	151,343,280	136,365,760

End of year	$170,625,609	$151,343,280

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	November 30, 2021	November 30, 2020
FROM OPERATIONS:
Net investment income	$1,371,682	$1,431,392
Net realized gain from investment transactions	135,416	640,978
Net change in unrealized appreciation/(depreciation)	(3,234,237)	2,535,305
Net increase/(decrease) in net assets resulting from operations	(1,727,139)	4,607,675

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(1,602,758)	(1,450,252)

CAPITAL SHARE TRANSACTIONS (Note 4)	(3,711,506)	9,893,163

Net increase/(decrease) in net assets	(7,041,403)	13,050,586

NET ASSETS:
Beginning of year	92,354,184	79,303,598

End of year	$85,312,781	$92,354,184

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

LARGE CAP EQUITY FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each year)

	For the Year Ended November 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$23.48	$20.32	$18.99	$18.87	$15.54

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.07	0.08	0.08	0.05	0.07
Net realized and unrealized gain on investments	4.74	4.44	2.55	1.28	3.59
Total from investment operations	4.81	4.52	2.63	1.33	3.66

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.10)	(0.08)	(0.05)	(0.07)	(0.07)
Distribution from net realized gains from security transactions	(2.33)	(1.28)	(1.25)	(1.14)	(0.26)
Total distributions	(2.43)	(1.36)	(1.30)	(1.21)	(0.33)

Net asset value, end of year	$25.86	$23.48	$20.32	$18.99	$18.87

Total return (2)	22.73%	23.90%	15.25%	7.52%	23.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$170,626	$151,343	$136,366	$127,978	$127,703
Ratios to average net assets:
Expenses	0.99%	1.02%	1.04%	1.03%	1.03%
Net investment income	0.31%	0.40%	0.41%	0.29%	0.39%
Portfolio turnover rate	7%	5%	15%	22%	12%

(1)	Net investment income per share is based on average shares outstanding during the year.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each year)

	For the Year Ended November 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.99	$10.58	$9.76	$10.17	$10.14

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.17	0.18	0.21	0.19	0.17
Net realized and unrealized gain/(loss) on investments	(0.38)	0.41	0.81	(0.41)	0.04
Total from investment operations	(0.21)	0.59	1.02	(0.22)	0.21

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.17)	(0.18)	(0.20)	(0.19)	(0.18)
Distribution from net realized gains from security transactions	(0.02)	—	—	—	—
Total distributions	(0.19)	(0.18)	(0.20)	(0.19)	(0.18)

Net asset value, end of year	$10.59	$10.99	$10.58	$9.76	$10.17

Total return (2)	(1.89)%	5.66%	10.53%	(2.17)%	2.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$85,313	$92,354	$79,304	$71,188	$73,902
Ratios to average net assets:
Expenses, before waiver	0.85%	0.86%	0.88%	0.89%	0.88%
Expenses, after waiver	0.82%	0.86%	0.88%	0.89%	0.88%
Net investment income	1.54%	1.68%	2.00%	1.93%	1.67%
Portfolio turnover rate	7%	25%	22%	23%	18%

(1)	Net investment income per share is based on average shares outstanding during the year.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS
November 30, 2021

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) was organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000. The Trust currently offers two series: the North Country Large Cap Equity Fund formerly known as the North Country Equity Growth Fund (the “Equity Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, and together with the Equity Fund, the “Funds”). The Equity Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value. Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Equity Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company. Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from these estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies.

Security Valuation – Securities which are traded on a national securities exchange are valued at the last quoted sale price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). Investments for which no sales are reported are valued at the mean between the current bid and ask prices on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below. When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Fixed income securities such as corporate bonds, municipal bonds, and U.S. government and agency obligations, when valued using market quotations in an active market, are categorized as level 1 securities. However, fair value may be determined using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and other reference data. These securities would be categorized as level 2 securities.

The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data. Evaluations of tranches

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

(non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing conventions. Mortgage-backed securities are categorized in level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely.

Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust’s Fair Value Committee (the “Committee”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security’s fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security. In the absence of readily available market quotations, or other observable inputs, securities valued at fair value pursuant to the Procedures would be categorized as level 3.

Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1. Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of inputs used as of November 30, 2021, in valuing the Funds’ assets carried at fair value.

North Country Large Cap Equity Fund:

Assets	Level 1	Level 2	Level 3*	Total
Common Stock **	$167,123,941	$—	$—	$167,123,941
Money Market Fund	3,565,852	—	—	3,565,852
Total	$170,689,793	$—	$—	$170,689,793

North Country Intermediate Bond Fund:

Assets	Level 1	Level 2	Level 3*	Total
Corporate Bonds**	$—	$61,614,402	$—	$61,614,402
U.S. Government Agency Obligations	—	19,945,394	—	19,945,394
Money Market Fund	3,288,033	—	—	3,288,033
Total	$3,288,033	$81,559,796	$—	$84,847,829

*	The Funds did not hold any Level 3 investments during the period.

**	See Schedule of Investments for industry classifications.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years November 30, 2018 to November 30, 2020 or expected to be taken in the Fund’s November 30, 2021 year-end tax returns. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. The Funds identify their major tax jurisdictions as U.S. Federal and New York State.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

Dividends and Distributions – The Bond Fund pays dividends from net investment income on a monthly basis. The Equity Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, annually. Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security Transactions – Securities transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses – Most expenses of the Trust can be directly attributed to a Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

Cash and cash equivalents – Cash and cash equivalents are held with a financial institution. The assets of the Funds may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Funds place deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

NOTE 3. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees. Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Equity Fund and Bond Fund, respectively. For the year ended November 30, 2021, the Adviser received advisory fees of $1,230,738 from the Equity Fund and $444,290 from the Bond Fund.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

Effective April 1, 2021, North Country Investment Advisers, Inc. (the “Adviser”) agreed to waive, through March 31, 2022, a portion of its advisory fees for the Bond Fund, which reduces the 0.50% contractual fee rate by 0.05% to 0.45%. This waiver may not be terminated prior to that date without the approval of the Trustees of The North Country Funds. For the year ended November 30, 2021, the Advisor waived $29,377 of its advisory fee. This amount waived is not subject to recoupment.

The Trust has entered into an Underwriting Agreement with Northern Lights Distributors, LLC (“the Distributor”) to serve as the principal underwriter for each Fund and distributor for each Fund’s shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

BluGiant, LLC (“BluGiant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Funds.

Certain officers and/or trustees of the Adviser are also officers/trustees of the Trust.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

NOTE 4. CAPITAL SHARE TRANSACTIONS

At November 30, 2021, there were an unlimited number of shares authorized with no par value. Paid in capital for the Equity Fund and Bond Fund amounted to $47,486,384 and $83,032,024, respectively.

Transactions in capital shares were as follows:

Equity Fund:

	For the Year		For the Year
	Ended		Ended
	November 30, 2021		November 30, 2020
	Shares	Amount	Shares	Amount
Shares sold	388,578	$9,092,502	895,280	$17,523,730
Shares issued for reinvestment of dividends	701,718	14,897,468	89,207	1,682,446
Shares redeemed	(940,379)	(22,384,836)	(1,248,045)	(25,218,891)
Net increase (decrease)	149,917	$1,605,134	(263,558)	$(6,012,715)

Bond Fund:

	For the Year		For the Year
	Ended		Ended
	November 30, 2021		November 30, 2020
	Shares	Amount	Shares	Amount
Shares sold	1,077,999	$11,621,164	1,628,904	$17,607,247
Shares issued for reinvestment of dividends	5,141	55,306	5,630	60,781
Shares redeemed	(1,429,368)	(15,387,976)	(725,357)	(7,774,865)
Net increase (decrease)	(346,228)	$(3,711,506)	909,177	$9,893,163

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

NOTE 5. INVESTMENTS

Investment transactions, excluding short-term securities, for the year ended November 30, 2021 were as follows:

		Bond Fund
		Excluding U.S.	U.S.
		Government	Government
	Equity Fund	Securities	Securities
Purchases	$10,500,966	$5,869,200	$0
Sales	$23,727,749	$7,167,955	$3,046,544

NOTE 6. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at November 30, 2021, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Equity	$61,228,841	$110,083,664	$(622,712)	$109,460,952
Intermediate Bond	$82,735,107	$2,818,941	$(706,219)	$2,112,722

NOTE 7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended November 30, 2021 and fiscal year ended November 30, 2020 was as follows:

For the year ended November 30, 2021:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
North Country Large Cap Equity Fund	$611,331	$15,041,185	$—	$15,652,516
North Country Intermediate Bond Fund	1,440,392	162,366	—	1,602,758

For the year ended November 30, 2020:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
North Country Large Cap Equity Fund	$522,754	$8,621,269	$—	$9,144,023
North Country Intermediate Bond Fund	1,450,252	—	—	1,450,252

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

As of November 30, 2021, the components of distributable earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
North Country Large Cap Equity Fund	$594,682	$13,083,591	$—	$—	$—	$109,460,952	$123,139,225
North Country Intermediate Bond Fund	80,685	87,350	—	—	—	2,112,722	2,280,757

NOTE 8. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of November 30, 2021, SEI Private Trust Company, an account holding shares for the benefit of others in nominee name, held approximately 87% of the voting securities of the Equity Fund and approximately 97% of the Bond Fund.

NOTE 9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Except as noted below, management has concluded that there is no impact requiring additional adjustment or disclosure in the financial statements. On December 8, 2021, the Bond Fund paid an ordinary income dividend of $0.0243 and a long-term capital gain dividend of $0.0109 per share to shareholders of record on December 7, 2021. On December 8, 2021, the Equity Fund paid an ordinary income dividend of $0.0661 per share, a short-term capital gain dividend of $ 0.0244 per share and a long-term capital gain dividend of $1.9901 per share to shareholders of record on December 7, 2021.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
The North Country Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The North Country Funds comprising North Country Large Cap Equity Fund and North Country Intermediate Bond Fund (the “Funds”) as of November 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2004.

COHEN & COMPANY, LTD.

Cleveland, Ohio

January 24, 2022

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

THE NORTH COUNTRY FUNDS

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At a meeting (the “Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) held on July 20, 2021, a majority of the Board, including a majority of trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (hereafter, the “Independent Trustees”), unanimously approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between North Country Investment Advisers, Inc. (“NCIA” or the “Adviser”) and the Funds. Fund counsel discussed with the Board its fiduciary responsibility to shareholders and the importance of assessing certain specific factors in its deliberations. Prior to the Meeting, the Adviser provided the Board with a number of written materials, including information relating to: a) the terms of the Advisory Agreement and fee arrangements with the Funds; b) the Adviser’s management and investment personnel; c) the financial condition and stability of the Adviser; d) data comparing each Fund’s fees, operating expenses and performance with that of a group of mutual funds in the same category, as determined by Lipper, Inc., that the Funds’ administrator determined were similar in size to the Funds (each, a “Peer Group”); and e) past performance of each Fund as compared to its respective benchmark. In addition, the Board engaged in in-person discussions with representatives of the Adviser. The Board also met outside the presence of the Adviser to consider this matter and consulted with independent counsel and the Funds’ Chief Compliance Officer.

The Board, including the Independent Trustees, unanimously approved continuance of the Advisory Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board, the Board’s discussions with key personnel of the Adviser, and the Board’s deliberations. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Below is a summary of the Board’s conclusions regarding various factors relevant to approval of continuance of the Advisory Agreement:

Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the services provided by the Adviser to the Funds. The Board, including the Independent Trustees, reviewed the qualifications of the Adviser’s key personnel, including the experience of the Funds’ portfolio managers, and agreed that sharing resources with its parent bank is a positive aspect of the Adviser’s services to the Funds. The Trustees discussed their satisfaction with the Adviser’s compliance program and noted the financial strength and stability of the Adviser. Based on these considerations, the Trustees determined that the Adviser has the capabilities, resources and personnel necessary to manage the Funds and concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.

Performance of the Adviser. The Independent Trustees discussed in detail the information provided to them regarding each Fund’s performance over various time periods ended May 31, 2021 as compared to the arithmetic average of the total return of the Funds’ respective Peer Groups. The Independent Trustees also discussed in detail the information provided to them regarding each Fund’s performance over various time periods ended June 31, 2021 compared to its benchmarks and to the BAML Govt. Corp. 1-10A Index (“BAML Index”) (a broad measure of performance of bonds with maturities of less than 10 years), with respect to the Bond Fund. The Trustees noted that the Bond Fund outperformed 1 of the 10 funds in the Peer Group for the 1-year period and 2 out of 10 funds for the 3-year period, but underperformed the Peer Group for the 5- and 10- year periods. The Trustees further noted that the Bond Fund outperformed the Barclays Index for the 1-year period but underperformed for the 3-year, 5-year, and 10-year periods. The Trustees noted the Bond Fund outperformed the BAML Index for the 3-year period but underperformed for the 1-year, 5-year and 10-year periods. The Trustees then noted that the Large Cap Fund outperformed 3 out of 12 funds in the Peer Group for the 1-year period, 7 out of 12 funds for the 3-year period, 8 out of 12 funds for the 5-year period, and 7 out of 8 funds for the 10-year period. The Trustees then noted that the Large Cap Fund outperformed the S&P 500 for the 5-year period but underperformed for the 1 -year, 3-year, and 10 -year periods. The Large Cap Fund also outperformed the Lipper Large Cap Core Index (“Lipper LCC Index”) for the 3-year, 5-year, and 10 -year periods and underperformed for the 1-year period. The Trustees considered that the Funds’ performance reflects, in part, the conservative manner in which they are managed and concluded that the investment performance of each Fund was sufficient to warrant continuation of the Advisory Agreement.

Cost of Services. With regard to cost of services and fees and expenses, the Trustees reviewed comparative fees charged by advisers to the Peer Group. The Trustees noted that the Bond Fund’s effective management fee was the highest of the Peer Group, while net expenses as of November 30, 2020 were between the median and the high for the Peer

THE NORTH COUNTRY FUNDS

ADDITIONAL INFORMATION (Unaudited)(Continued)

Group. The Trustees also noted that as of November 30, 2020, the Large Cap Fund’s effective management fee was the highest when compared to the Peer Group and net expenses were between the average and the high for the Peer Group.

The Trustees considered that, at the Independent Trustees’ request, the Adviser agreed to voluntarily waive 0.05% of its advisory fees for the Bond Fund for a one-year period that began on April 1, 2021.

The Trustees concluded that the cost of the services provided by the Adviser is within a reasonable range and supported continuation of the Advisory Agreement.

Profitability. Trustees considered the Adviser’s profits realized in connection with the operation of the Funds. The Trustees noted that the Adviser was not receiving 12b-1 fees, soft dollars or affiliated brokerage fees in connection with its services to the Funds. The Independent Trustees considered that NCIA had voluntarily limited the overall expense ratio of each Fund from its inception through the fiscal year ended November 30, 2009 and noted that the Funds are continuing to operate within those limitations. The Independent Trustees also noted NCIA’s agreement to voluntarily waive 0.05% of its advisory fees for the Bond Fund for a one-year period that began on April 1, 2021. The Trustees concluded that, based on the quality of services provided, the profitability of the Adviser’s relationship with the Funds warranted continuation of the Advisory Agreement.

Economies of Scale. The Trustees noted that the Adviser represented that certain efficiencies may be realized when the level of assets under management in each Fund nears $500 million. The Trustees concluded that they would re-visit the issue of certain benefits to the Funds’ shareholders that might ensue from economies of scale following any significant growth in Fund assets or other change in circumstances.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and with the assistance of independent legal counsel, the Board concluded that the overall arrangements provided under the terms of the Advisory Agreement were reasonable, and that continuance of the Advisory Agreement was in the best interests of the Funds’ shareholders.

THE NORTH COUNTRY FUNDS

INFORMATION REGARDING
TRUSTEES AND OFFICERS (Unaudited)

The following table provides information regarding each Independent Trustee:

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
John C. Olsen Born in 1955	Chairman of the Board and Trustee	Indefinite Since 2004 (Chairman since 2021)	Retired (2019–Present); Firm Ambassador, Bonadio & Co., LLP (2018–2020); CPA, Partner of Bonadio & Co., LLP (2008–2018).	2	None
James E. Amell Born in 1959	Trustee	Indefinite Since 2017	Director and Shareholder of Marvin and Co. PC (CPA Firm) (1981–Present).	2	None
Keith P. McAfee Born in 1963	Trustee	Indefinite Since 2017	Retired (2020–Present); Vice President of Electric Operations for New York, National Grid (2011–2020); Employee, National Grid (1992–2020).	2	None
Amie Gonzales Born in 1980	Trustee	Indefinite Since 2021	President (2019–Present), Hunt Companies Inc; Project Manager (2012–2019), Hunt Companies Inc.	2	None

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act:

Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
John E. Arsenault * Born in 1947	Trustee	Indefinite Since 2009	Retired (2013–Present).	2	None
Thomas L. Hoy** Born in 1948	Trustee	Indefinite Since 2015	Consultant and Chairman of the Board, Arrow Financial Corp. and Glen Falls National Bank (2005–Present); Director, New York Business Development Corp. (2012–Present); Chairman of the Board, AAA Northway (travel insurance and auto services) (1990– Present).	2	Director, Federal Home Loan Bank of New York (2012–Present)

*	Mr. Arsenault is an “interested person” because of his former position as an officer of the Adviser.

**	Mr. Hoy is an “interested person” because of his position with Arrow Financial Corp., the parent holding company of the Adviser and GFNB.

(1)	The business address for each Trustee is 4221 North 203rd Street, Elkhorn, Nebraska 68022

THE NORTH COUNTRY FUNDS

INFORMATION REGARDING
TRUSTEES AND OFFICERS (Unaudited)(Continued)

Name, Address and Age	Position(s) Held with the Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees
James Colantino(1) Born in 1969	President	Since 2012	Senior Vice President of Fund Administration (2012– Present), Ultimus Fund Solutions, LLC.	N/A	None
James Ash(2) Born in 1976	Chief Compliance Officer	Since 2019	Senior Compliance Officer, Northern Lights Compliance, LLC (2019–Present); Senior Vice President, National Sales Gemini Fund Services, LLC (2017–2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012–2017).	N/A	None
Richard Gleason(1) Born in 1977	Treasurer	Since 2017	Assistant Vice President of Fund Administration (2012-Present), Ultimus Fund Solutions, LLC.	N/A	None
Colleen A. Murray(2) Born in 1977	AML Compliance Officer	Since 2014	Assistant Vice President (2010-Present); GFNB & SNB Bank Secrecy Act Officer (2014–Present).	N/A	None
Sean Lawler(1) Born in 1987	Secretary	Since 2020	Senior Legal Administrator (2020 – Present), Ultimus Fund Solutions, LLC; Legal Administrator (2014–2020), Gemini Fund Services, LLC.	N/A	None

*	Officers of the Trust are elected annually.

(1)	The business address of this officer is 80 Arkay Drive, Suite 110, Hauppauge, New York 11788

(2)	The business address of this officer is 4221 North 203rd Street, Elkhorn, Nebraska 68022

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request by calling 1-888-350-2990.

THE NORTH COUNTRY FUNDS

ADDITIONAL INFORMATION (Unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended November 30, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

THE NORTH COUNTRY FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at June 1, 2021 and held until November 30, 2021.

Actual Expenses: The “Actual” section of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense	Expenses Paid During
	Account Value	Account Value	Ratio	the Period*
	(6/1/21)	(11/30/21)	(Annualized)	(6/1/21 – 11/30/21)
Large Cap Equity Fund
Actual	$1,000.00	$1,088.40	0.99%	$5.18
Hypothetical
(5% return before expenses)	$1,000.00	$1020.10	0.99%	$5.01
Intermediate Bond Fund
Actual	$1,000.00	$995.00	0.79%	$3.95
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.11	0.79%	$4.00

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days divided by 365 days.

Rev July 2011

FACTS	WHAT DO THE NORTH COUNTRY FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The North Country Funds (“The Funds”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-350-2990

Who we are
Who is providing this notice?	The North Country Funds
What we do
How do The Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How do The Funds collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes — information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

●     State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●     Our affiliates include financial companies such as Glens Falls National Bank and Trust Company and North Country Investment Advisers.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit on Form N-PORT, within sixty days of the end of the period. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-888-350-2990.

NC-AR21

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that John C. Olsen is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Olsen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended November 30, 2021, the aggregate audit, audit-related and tax fees billed by Cohen Fund Audit Services, Ltd. for professional services rendered for the audits of the financial statement, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, for The North Country Funds are shown below. The aggregate tax fees billed by Cohen Fund Audit Services, Ltd. were rendered for tax compliance, tax advice and tax planning for each fund.

(a)	Audit Fees

FY 2021 $ 28,000

FY 2020 $ 28,000

FY 2019 $ 28,000

(b)	Audit-Related Fees

FY 2021 $ 0

FY 2020 $ 0

FY 2019 $ 0

(c)	Tax Fees

FY 2021 $ 6,000

FY 2020 $ 6,000

FY 2019 $ 6,000

(d)	All Other Fees

FY 2021 $ 0

FY 2020 $ 0

FY 2019 $ 0

(e)	(1) Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	There were no amounts that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X for the fiscal year ended November 30, 2021.

(f)        During the audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

	Registrant	Adviser
FY 2021	$6,000	$0
FY 2020	$6,000	$0
FY 2019	$6,000	$0

(h)        Not applicable. All non-audit services to the Registrant were pre-approved by the Audit Committee for FY 2021.

Item 5. Audit Committee of Listed Registrants. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases . Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The North Country Funds

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Executive Officer

Date 2/4/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Executive Officer

Date 2/4/22

By (Signature and Title)

/s/ Rich Gleason

Rich Gleason, Principal Financial Officer

Date 2/4/22